EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Webster Preferred Capital Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                           /s/ KPMG Peat Marwick


Hartford, Connecticut
December 19, 1997